UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007

INTERLINK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21858	77-0056625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

546 Flynn Road, Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 484-8855

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A of Interlink Electronics, Inc. (the “Company”) constitutes Amendment No. 1 (this “Amendment”) to the Company’s Current Report on Form 8-K (the “Original Filing”) originally filed with the Securities and Exchange Commission on August 21, 2007.

This Amendment is being filed to amend the Original Filing in the following respects: (i) the first sentence of Item 4.01 has been revised to clarify that the Company dismissed BDO Seidman, LLP, its independent registered public accounting firm, on August 15, 2007, (ii) the first sentence of the last paragraph of Item 4.01 has been revised to state that the Company engaged Singer Lewak Greenbaum & Goldstein LLP as its new independent registered public accounting firm on August 20, 2007 and (iii) the letter consent of BDO Seidman, LLP attached as exhibit 16.1 has been revised to state that, in addition to paragraphs 1, 2 and 5 of Item 4.01, BDO Seidman, LLP agrees with the statements made by the Company in the fourth paragraph of Item 4.01. Except as described above, no other amendments are being made to the Original Filing.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On August 15, 2007, Interlink Electronics, Inc. (the “Company”) dismissed BDO Seidman, LLP of Los Angeles, California (the “Former Accountant”) as its independent registered public accounting firm.

In the Former Accountant’s principal accountant’s report on the Company’s financial statements for each of the past two years, except for an adverse opinion on the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2005, no adverse opinion or disclaimer of opinion was issued and no opinion of the Former Accountant was modified as to audit scope or accounting principles. Our Former Accountant’s report on the Company’s financial statements for the year ended December 31, 2006, as reported in the registrant’s Form 10-K (10-K/A) filed with the Securities and Exchange Commission on April 30, 2007, contained a paragraph concerning uncertainty as to the Company’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty.

The change in auditor was recommended and approved by the registrant’s Audit Committee.

During the Company’s two most recent fiscal years and subsequent interim periods preceding this change of independent auditors, the Company is not aware of any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the Company’s two most recent fiscal years and subsequent interim periods preceding the dismissal of the Former Accountant, the Company was not advised by the Former Accountant of any of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K.

On August 20, 2007, the Company engaged Singer Lewak Greenbaum & Goldstein LLP (the “New Accountant”) as its new independent registered public accounting firm. During the two most recent fiscal years and subsequent interim periods preceding the appointment of the New Accountant, the Company has not consulted with the New Accountant regarding any matter.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
16.1	Letter consent from BDO Seidman, LLP regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2007.

INTERLINK ELECTRONICS, INC.

By	/s/ CHARLES C. BEST
Charles C. Best
Chief Financial Officer